UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): November 23, 2005

                      HALLMARK FINANCIAL SERVICES, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                    Nevada
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                (State or Other Jurisdiction of Incorporation)

             0-16090                                  87-0447375
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     (Commission File Number)             (IRS Employer Identification No.)


  777 Main Street, Suite 1000, Fort Worth, Texas              76102
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 (Address of Principal Executive Offices)                   (Zip Code)

                                 817-348-1600
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01 Entry into a Material Definitive Agreement

      On November 23, 2005, Hallmark Financial Services, Inc. (the "Company") executed a definitive agreement (the "Purchase Agreement") with Samuel M. Cangelosi, Donate A. Cangelosi and Carol A. Meyer (collectively, the "Sellers") with respect to the Company's acquisition of all of the issued and outstanding capital stock of Pan American Acceptance Corporation ("PAAC"). PAAC is engaged in financing premiums on property and casualty insurance products marketed by two affiliated entities, Texas General Agency, Inc. ("TGA") and TGA Special Risk, Inc. ("TGASRI"). The Company has previously executed a definitive agreement to acquire TGA and TGASRI. Prior to execution of the Purchase Agreement, there was no material relationship between the Company or its affiliates and any of the Sellers other than the definitive agreement to acquire TGA and TGASRI.

      Pursuant to the Purchase Agreement, the Company will acquire PAAC for an aggregate purchase price of $725,000 payable in cash at closing.
 Pursuant to the Purchase Agreement, prior to closing the Sellers are permitted to cause PAAC to distribute to the Sellers cash equal to the lesser of the net income of PAAC for the nine months ended September 30, 2005, or 110% of the net income of PAAC for the comparable period of 2004.

      Pursuant to the Purchase Agreement, the Company's acquisition of PAAC will be effective as of the earlier of the closing date or January 1, 2006. The Purchase Agreement provides for closing of the transaction on the first business day of the calendar month following the satisfaction of all closing conditions. The closing conditions include, among other things, obtaining consent to the transaction from the Texas Department of Insurance and the prior or contemporaneous closing of the Company's acquisition of TGA and TGASRI. The Purchase Agreement may be terminated by either the Company or the Sellers if all closing conditions have not been satisfied or waived by March 30, 2006.

      The description of the Purchase Agreement set forth above is qualified in its entirety by reference to the definitive agreement filed as an exhibit to this Current Report on Form 8-K and incorporated herein by this reference.


 Item 9.01. Financial Statements and Exhibits.

 (c) Exhibits.

 Exhibit 4.1 Purchase Agreement dated November 23, 2005, by and among Hallmark Financial Services, Inc. and Samuel M. Cangelosi, Donate A. Cangelosi and Carol A. Meyer.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                               HALLMARK FINANCIAL SERVICES, INC.


 Date:  November 30, 2005      By:  /s/ Mark J. Morrison
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                               Mark J. Morrison, Chief Operating Officer